UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported): February 24, 2005
                                                  (February 23, 2005)


                           SYNAGRO TECHNOLOGIES, INC.

             (Exact name of registrant as specified in its charter)

                         Commission File Number 0-21054


DELAWARE                                                 88-0219860

(State or other jurisdiction of                          (IRS Employer
Incorporation or organization)                           Identification No.)


                  1800 BERING, SUITE 1000, HOUSTON, TEXAS 77057
               (Address of principal executive offices) (Zip Code)

        Registrants telephone number, including area code: (713) 369-1700



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[]         Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)


[]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)


[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

     On February 23, 2005, Synagro Technologies, Inc. issued a press release announcing its results of operations for the three and twelve months ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a) On February 23, 2005, the Company issued a press release that included information concerning a restatement of the Company's financial statements for the quarters ended June 30, 2004 and September 30, 2004, to reflect an adjustment to revenue recognized under the percentage-of-completion method of accounting for imputed interest on receivables associated with a long-term contract that will be collected over an extended period following completion of the contract. The impact of imputing interest results in a reduction of revenues in the second and third quarters of 2004 of $0.1 million and $0.4 million, respectively, a corresponding reduction in net income applicable to common stock of $0.1 million and $0.2 million, respectively; while there was no impact on reported diluted earnings per share for the second quarter of 2004 and a $0.01 reduction in diluted earnings per share for the third quarter of 2004. Management, in connection with the Company's Audit Committee and its independent registered public accounting firm, PricewaterhouseCoopers, concluded on February 21, 2005, that the Company's previously issued financial statements filed on Form 10-Q for the quarterly periods ended June 30, 2004 and September 30, 2004, should no longer be relied upon. The Company will restate these previously issued financial statements. Management and the Audit Committee have discussed the restatement issues with PricewaterhouseCoopers.

Item 9.01         Financial Statements and Exhibits

     (a)  None

     (b)  None

     (c)  Exhibits

   99.1 Press release dated February 23, 2005, issued by Synagro Technologies, Inc.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  February 24, 2004

                                   SYNAGRO TECHNOLOGIES, INC.

                                   By:           /s/ J. PAUL WITHROW
                                         ---------------------------------------
                                          (Senior Executive Vice President &
                                         Chief Financial Officer and Director)

                                  EXHIBIT INDEX


99.1   Press release dated February 23, 2005, issued by Synagro
       Technologies, Inc.